Net Loss Per Share	3 Months Ended
Mar. 31, 2014
Net Loss Per Share [Abstract]
Net Loss Per Share

12. Net Loss Per Share

Basic net loss per share excludes the effect of dilution and is computed by dividing the net loss by the weighted-average number of shares of common stock outstanding less the weighted-average number of shares subject to repurchase during the period.

Diluted net loss per share is computed by giving effect to all potential shares of common stock, including stock options and warrants to the extent dilutive. Basic net loss per share was the same as diluted net loss per share for the three months ended March 31, 2014 and 2013 as the inclusion of all potential common shares outstanding would have had an anti-dilutive effect.

The following table sets forth the computation of historical basic and diluted net loss per share:

	Three Months Ended March 31,
	2014	2013
Numerator
Net loss	$(81,765,359)	$(3,796,754)
Denominator
Weighted-average common shares outstanding used in computing basic and diluted net loss per share	67,072,057	20,636,529
Net loss per share, basic and diluted	$(1.22)	$(0.18)

A total of 5,280,368 shares of common stock held by pre-merger shareholders of Ekso Bionics Holdings, Inc. as described in Note 3, The Merger, Offering and Related Transactions have been retroactively reflected as outstanding for the three months ended March 31, 2014 and 2013 for purposes of determining the basic and diluted net loss pershare in the accompanying Condensed Consolidated Statements of Operations.